Treatment of recurrent/refractory (R/R) anaplastic astrocytoma (AA, WHO grade 3) patients with anti-TGFß2 RNA therapeutic OT-101 *vs.* TMZ is associated with improved overall survival (ABSTRACT # ATIM-06)

Fatih M. Uckun, Sanjive Qazi, David Nam, Larn Hwang, Vuong N. Trieu

ONCOTELIC / MATEON THERAPEUTICS

DISCLOSURES

- Drs. Fatih Uckun, Vuong Trieu, and Larn Hwang are employees and shareholders of Oncotelic, the sponsor for clinical development of OT101/Trabedersen (AP12009)
- Drs Trieu and Hwang are listed as inventors on patents and patent applications related to OT101/Trabedersen (AP12009)
- Dr. Sanjive Qazi received compensation from Oncotelic as a consultant
- David Nam is an employee of Oncotelic
- Funding/Support: This study was funded by Oncotelic, a wholly owned subsidiary of Mateon Therapeutics Inc. (OTCQB:MATN)

ACKNOWLEDGMENTS

This clinical study NCT00431561(G004) was conducted in three centers in Austria, one center in Georgia, eight centers in Germany, six centers in India, two centers in Israel and nine centers in Russia. We thank the participating investigators, including:

- Drs. U. Bogdahn, M. Mehdorn, M. Weller, T. Schneider, J. Meixensberger, G. Schmitz-Schackert, D. Wiewrodt, and H. Wassmann from Germany;
- Drs. J. Pichler, W. Grisold, and G. Stockhammer from Austria, Drs. V. Oliushine, V. Loshakov, V. Parfenov, Y. Shulev, V. Leschinsky, L. Dyudin, I. Poverennova, S. Burnin, A. Savchenko from Russia
- Dr.R. Shakarishvili from Georgia
- Drs D. Raghunadhrao, N.K. Venkataramana, A.K. Mahapatra, BA Chandramouli, A. Sharma, and S. Nairfrom India; Drs. M. Zaaroor and Z.H. Rappaport from Israel
- See Poster #s ATIM-03 and ATIM-10 for details of the post-hoc analysis

OT101 (Trabedersen/AP12009) and Its Clinical Development

- TGFβ2-specific synthetic 18-mer phosphorothioate antisense oligodeoxynucleotide (S-ODN with FDA Orphan Drug (ODD) and Pediatric Rare Disease Designations (PRDD)

- Reduces TGFβ2 production/secretion, inhibits proliferation as well as invasive migration, and enhances sensitivity to lymphocyte-mediated cytotoxicity of human HGG cells

- Phase 1 trials demonstrated feasibility of intratumoral application

- Phase 2 study NCT00431561 showed early disease control at 6 months at a rate comparable to that achieved with temozolomide – FAILED PRIMARY ENDPOINT (Bogdahn U, *Neuro-Oncology*. 2011;13:132–142; Wick W, Weller M. *Neuro Oncol*. 2011 May; 13(5): 559-560.

- Phase 3 study NCT00761280 (SAPPHIRE) terminated early due to poor patient accrual

Post-hoc Analysis of OT101 Single Agent Activity in R/R HGG: Waterfall Plot of Maximum Tumor Reductions of the 26-patient Favorable Response Population (CR:3, PR:16, SD≥6 months:7)



Median T_{10} = 11.7 months
Maximum % Reduction Relative to Baseline
0
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GBM
CR
PR
SD ≥6months

Post-hoc Analysis of OT101 Single Agent Activity in R/R HGG: Swimmer Plot of Best Overall Responses of the 26-patient Favorable Response Population (CR, PR, SD≥6 months)



203302
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Time from Study Entry (days)
CR
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OR_end
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AA
GBM

Median time to PR: 287 days

Median PFS: 1109 days

Favorable responses in both GBM and AA (GBM: 10 of 26 [38.5%], AA: 16 of 26 [61.5%])

Favorable Response (CR, PR or SD≥6 months) to OT101 Single Agent Therapy is Associated with Improved PFS and OS in R/R High-Grade Glioma



A
Proportion Surviving Progression-Free
1.00
0.75
0.50
0.25
0.00
Favorable responders (N=26)
Median PFS = 1109d
All patients (N=89)
Median PFS = 60d
Non-responders (N=63)
Median PFS = 36d
p < 0.0001
0
250
500
750
1000
1250
1500
1750
2000
Time from Study Entry (Days)
B
Proportion Surviving
1.00
0.75
0.50
0.25
0.00
Favorable responders (N=26)
Median OS = 1280d
All patients (N=89)
Median OS = 399d
Non-responders (N=63)
Median OS = 229d
p < 0.0001
0
250
500
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1000
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Time from Study Entry (Days)

Post-hoc Analysis of RR AA (WHO Grade 3) Patients Treated on NCT00431561 Phase II Study

Treatment group	OT101 2.5mg/cycle N	OT101 19.8mg/cycle N	Combined Total N
Patient population			
Intent-to-Treat (ITT)	14	16	30
Discontinued after randomization (before catheter-port surgery in OT101 groups)	2	1	3
Safety population (Catheter surgery and/or OT101 treatment)	12	15	27
Discontinued after catheter surgery, before OT101 administration	0	0	0
Modified Intent to Treat population (mITT)/Treated with OT101	12	15	27

OT101 Single Agent Activity in R/R AA (WHO Grade 3): Patient Information and Objective Responses

	OT101 (N=27)	TMZ (N=11)	
Gender - # (%)			
Female	8 (29.6)	4 (36.4)	
Male	19 (70.4)	7 (63.6)	NS
Race - # (%)			
Caucasian	13 (48.1)	3 (27.3)	
Asian	14 (51.9)	8 (72.7)	NS
Black	0 (0.0)	0 (0.0)	
Age (Years)			
Median (Range)	40 (23-59)	39 (21-67)	
Mean ± SE	40.3 ± 2.0	39.7 ± 4.2	NS
KPS Score at Baseline			
Median (Range)	90 (70-100)	90 (70-100)	
Mean ± SE	87.0 ± 1.8	87.3 ± 2.7	NS
Size of Largest Target Tumor Lesion			
2-D in cm^2 – Median (Mean ± SE)	7.6 (7.6±0.7)	8.5 (8.6±1.3)	
3-D in cm^3 – Median (Mean ± SE)	17.3 (19.0±2.0)	13.4 (23.2±5.5)	NS
OT101 Dose Cohort - # (%)			
Low (2.5 mg/cycle)	12 (44.4)	NA	NA
High (19.8 mg/cycle)	15 (55.6)		
Number of OT101 Cycles			
Median (Range)	11 (2-11)	NA	NA
Mean ± SE	9.0 ± 0.5		

	OT101 (N=27)	TMZ (N=11)	
Number of Chemotherapy Cycles			
Median (Range)	NA	6 (1-6)	NA
Mean ± SE	NA	5.1 ± 0.5	
Time from last cancer therapy			
Median (Mean ± SE)	154 (449±153)	105 (211±81)	NS
Time from Diagnosis			
Median (Mean ± SE)	251 (608±183)	224 (459±150)	NS
Previous antitumor therapy – # (%)			
Radiation ± Resection	26 (96.3)	11 (100)	
Chemotherapy ± Resection	13 (48.1)	5 (45.5)	NS
Best Overall Response			***P = 0.028***
CR + PR	14	1	(Fisher's Exact, two-tailed)
No objective response	13	9	

Overall Survival Outcome of R/R AA (WHO Grade 3) Patients Treated with OT101 *vs.* TMZ



27 AA patients treated with OT101
(Median OS = 1136d)
11 TMZ patients treated
(Median OS = 590d)
P = 0.011
Proportion Patients Surviving
1.00
0.75
0.50
0.25
0.00
0
250
500
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1000
1250
1500
1750
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Time from Study Entry (Days)

CONCLUSIONS

- Proof of concept: It is feasible to administer immuno-oncology drugs via extended intratumoral application/CED for up to 5 months
- Anti-TGFβ2 RNA therapeutic OT101 appears to exhibit clinically meaningful single-agent activity against HGG in the absence of other anti-cancer drugs or radiation therapy
- The incorporation of the insights and lessons learned from the primary Phase II study in the further clinical evaluation and development of OT101 may help improve the potential for patient benefit
- It will be important to further evaluate the clinical potential of OT101 in a more homogenous patient population (e.g. IDH-wildtype patients who have failed a RAD+TMZ-based first line adjuvant therapy and whose tumors are MGMT-unmethylated)
- Univariate and multivariate analysis of predictors of outcome presented in Poster #s **ATIM-03** and **ATIM-10**

CAUTIONARY STATEMENTS

- Results should be interpreted with due caution due to the inherent limitations of a post-hoc analysis
- The HGG patient population was both small and heterogeneous; Pre-study progression was not centrally evaluated
- Genomic biomarkers were not collected; best overall response assessments were based on McDonald (not RANO/iRANO) criteria
- In particular, the analysis does not inform us about how active OT101 might be against IDH-wildtype and/or MGMT unmethylated HGG patients who have failed standard 1st line therapy with Radiation + TMZ

Backup Slides

CEDOT Platform for Intratumoral Application of OT101


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1 Portable Infusion Pump
2 Infusion Line
3 Port Access Needle
4 Port Access Chamber
5 Port Access Catheter
6 Catheter Connector
7 Intratumoral Catheter

External Components
Internal / Implanted Components


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Clamp
Port Access Needle
Pump Back Cover
Pump Head
Reservoir Bag
Pump Box
Infusion Pump
In-line Filter
Infusion Line

Post-hoc Analysis of RR HGG (WHO Grade 3 AA and WHO Grade 4 GBM) Patients Treated on NCT00431561 Phase II Study

Treatment group	OT101 2.5mg/cycle N(AA/GBM)	OT101 19.8mg/cycle N(AA/GBM)	Combined Total N(AA/GBM)
Patient population			
Intent-to-Treat (ITT)	48 (14/34)	50 (16/34)	98 (30/68)
Discontinued after randomization (before catheter-port surgery in OT101 groups)	7 (2/5)	1 (1/0)	8 (3/5)
Safety population (Catheter surgery and/or OT101 treatment)	41 (12/29)	49 (15/34)	90 (27/63)
Discontinued after catheter surgery, before OT101 administration	1 (0/1)	0 (0/0)	1 (0/1)
Modified Intent to Treat population (mITT)/Treated with OT101	40 (12/28)	49 (15/34)	89 (27/62)
Primary efficacy population (N=77) / Treated with the intended minimum number of 4 cycles (Range: 4-11 cycles) of OT101	36 (12/24)	41 (14/27)	77 (26/51)

Univariate and Multivariate Analysis of PFS and OS Outcome According to Risk Factor

Risk Factor	PFS (Days) Median (95% CI)	χ^2	P-Value	Z-stat / P-value	OS (Days) Median (95% CI)	χ^2	P-Value	Z-stat / P-value
Diagnosis								
GBM (N=62)	38 (35-61)	17.5	0.00003	2.4/0.018	274 (180-399)	16.1	0.00006	2.0/0.04
AA (N=27)	994 (118-1423)				1136 (811-1743)			
Age (Years)								
53-73 (N=30)	36 (35-86)	6	0.014	0.5/0.6	213 (137-341)	11.6	0.0007	0.3/0.7
19-41 (N=30)	101(59-1109)				803 (365-1243)			
KPS Score								
70-80 (N=25)	40 (36-67)	6.3	0.012	0.8/0.4	162 (131-341)	16.1	0.00006	2.1/0.03
90-100 (N=64)	88 (40-295)				445 (399-1069)			
OT101 Cycles								
1-3 (N=12)	32 (32-NA)	16.1	0.00006	0.6/0.5	128 (93-NA)	19.5	0.00001	2.1/0.03
4-11 (N=77)	86 (40-134)				432 (299-788)			

Univariate and Multivariate Analysis of PFS and OS Outcome According to Risk Factor

Risk Factor	PFS (Days) Median (95% CI)	χ^2	P-Value	Z-stat / P-value	OS (Days) Median (95% CI)	χ^2	P-Value	Z-stat / P-value
Total OT101 Dose (mg/m^2)								
1.1-14 (N=30)	36 (35-60)	2	0.16	2.7/0.006	222 (152-406)	3.5	0.06	2.3/0.02
53-152 (N=30)	88 (40-176)				447 (402-1079)			
Dexamethasone Use								
Extensive (N=25)	36 (35-86)	25.6	<0.00001	1.7/0.08	273 (152-432)	23.3	<0.00001	2.3/0.02
No or Minimal (N=28)	643 (295-NA)				1172 (963-NA)			
Best Overall Response (BOR)								
Non-responders - (N=63)	36 (35-54)	72.6	<0.00001	16.5/<0.00001	229 (163-318)	51.6	<0.00001	5.8/<0.00001
Favorable responder - PR, CR or SD≥6 months (N=26)	1109 (992-NA)				1280 (1116-NA)			